WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2011

William Blair Large Cap Growth Fund

Effective December 30, 2011, the information below supplements the disclosure under “William Blair Large Cap Growth Fund—MANAGEMENT—Portfolio Manager(s)” in the Summary section of the Class N and Class I Prospectuses.

The Large Cap Growth Fund is managed by James S. Golan and David P. Ricci. Mr. Golan, a principal of the Advisor, has co-managed the Fund since 2005, and Mr. Ricci, a principal of the Advisor, has co-managed the Fund since 2011.

Dated: December 20, 2011

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.